UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 12, 2026

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Texas	001-08675	81-0305822
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4438 W. Lovers Lane, Unit 100, Dallas, TX	75209
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (406) 606-4117

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE American
Common Stock, $0.01 par value	UAMY	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Shareholders Meeting of United States Antimony Corporation (the “Company” and “USAC”) held on June 12, 2026 (“Annual Meeting”), each of the proposals submitted to a vote of the shareholders received the requisite votes for approval. Set forth below are the final voting results from the Company’s Annual Meeting for each of the proposals submitted to a vote of the shareholders:

1.	To elect each of the seven directors named in the Proxy Statement for a term of one year

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Gary C. Evans	43,201,379	-	5,914,028	40,638,002
Dr. Blaise Aguirre	26,190,118	-	22,925,289	40,638,002
Lloyd Joseph Bardswich	48,579,499	-	535,908	40,638,002
Joseph A. Carrabba	38,505,154	-	10,610,253	40,638,002
John M. Keane	47,603,382	-	1,512,025	40,638,002
Jon R. Marinelli	43,014,787	-	6,100,620	40,638,002
Michael A. McManus	38,515,214	-	10,600,193	40,638,002

2.	To approve an amendment to the Certificate of Formation to increase the number of shares authorized for issuance by the Company

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
73,504,344	15,313,484	935,581	-

3.	To ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
68,138,061	462,650	21,152,698	-

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2026, the supplement filed with the Securities and Exchange Commission on April 27, 2026, and definitive additional materials on Schedule 14A filed with the Securities and Exchange Commission on June 8, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Dated: June 15, 2026	By:	/s/ Shawn P. Winkler
Shawn P. Winkler
Interim Chief Financial Officer